UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):    May 21, 2025 (May 15, 2025)

BlueLinx Holdings Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-32383	77-0627356
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1950 Spectrum Circle, Suite 300, Marietta, Georgia	30067
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (770) 953-7000

_________________________________________________

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	BXC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders

On May 15, 2025, BlueLinx Holdings Inc. (the “Company”) held its Annual Meeting of Stockholders (the “2025 Annual Meeting”) to (1) elect eight directors to hold office until the Company’s 2026 Annual Meeting of Stockholders, or until their successors are duly elected and qualified; (2) to ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the Company’s current fiscal year ending January 3, 2026; and (3) approve an advisory, non-binding resolution regarding the executive compensation described in the Company’s Proxy Statement for the 2025 Annual Meeting.

At the close of business of March 18, 2025, the record date of the 2025 Annual Meeting, an aggregate of 8,180,454 shares of the Company’s common stock were issued and outstanding. At the meeting, 7,256,822 shares of the Company’s common stock were represented in person or by proxy; therefore, a quorum was present.

At the 2025 Annual Meeting, the Company’s stockholders voted as follows:

(1)	For the election of the below-named nominees to the Board of Directors of the Company:

Nominees	Number of Votes For	Number of Votes	Broker Non-Votes
Anuj Dhanda	5,419,138	912,281	925,403
Kim S. Fennebresque	5,737,886	593,533	925,403
Keith A. Haas	6,204,562	126,857	925,403
Mitchell B. Lewis	5,831,677	499,742	925,403
Shyam K. Reddy	6,187,646	143,773	925,403
J. David Smith	6,192,396	139,023	925,403
Carol B. Yancey	6,213,544	117,875	925,403
Marietta Edmunds Zakas	5,775,245	556,174	925,403

(2)	For the ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the Company’s current fiscal year ending January 3, 2026:

For	Against	Abstain
7,204,805	50,020	1,997

(3)	For the approval of the advisory, non-binding resolution regarding the executive compensation described in the Company’s Proxy Statement for the 2025 Annual Meeting:

For	Against	Abstain	Broker Non-Votes
5,759,701	562,625	9,093	925,403

Accordingly, the Company’s stockholders elected the eight director nominees and approved proposals 2 and 3 at the 2025 Annual Meeting.

Item 9.01	Financial Statements and Exhibits.

(d)       Exhibits:

The following exhibits are attached with this Current Report on Form 8-K:

Exhibit No.	Exhibit Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BlueLinx Holdings Inc.

Dated: May 21, 2025	By:	/s/ Shyam K. Reddy
Shyam K. Reddy
President and Chief Executive Officer